UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 31, 2006

AZZ incorporated

(Exact name of registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

University Centre I, Suite 200

1300 South University Drive

Fort Worth, Texas 76107

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 810-0095

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Section 2- Financial Information

Item 2.01-Completion of Acquisition or Disposition of Assets.

The following information is furnished pursuant to Item 1.01, “Entry into a Material Definitive Agreement” and Item 2.01, “Completion of Acquisition or Disposition of Assets”.

On October 31, 2006, AZZ incorporated (the “Company”), Arbor-Crowley, Inc., a wholly-owned subsidiary of the Company (“Subsidiary”), Witt Industries, Inc. (“Witt”) and Marcy R. Wydman (“Wydman”), as the sole shareholder of Witt, entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Subsidiary purchased all, or substantially all of the assets of Witt relating to Witt’s galvanizing division (the “Asset Purchase”). The purchase price of the transaction was $12,150,000 in cash, subject to adjustments. It is anticipated that adjustments will increase the purchase price to approximately $13,200,000. The Company used its existing bank line of credit to finance this transaction. The purchased assets included three galvanizing plants, one plant located in Ohio and two plants located in Indiana, and related equipment and supplies, generating approximately $15 million in yearly revenues.

In connection with the real property located in Muncie, Indiana, the Company, Subsidiary, Witt Galvanizing-Muncie, Inc. and Wydman entered into an Environmental Remediation and Assumption of Liability Agreement pursuant to which Wydman assumed certain potential environmental liabilities with respect to the Site and agreed to perform remediation of pre-existing pollution conditions at the Site.

Section 7-Regulation FD

Item 7.01 Regulation FD Disclosure.

On November 1, 2006, the Company issued a press release announcing the Asset Purchase. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished with this Form 8-K.

10.1	Asset Purchase Agreement dated October 31, 2006, by and among AZZ incorporated, Arbor-Crowley, Inc., Witt Industries, Inc. and Marcy R. Wydman.*

10.2	Environmental Remediation and Assumption of Liability Agreement dated October 31, 2006, by and among AZZ incorporated, Arbor-Crowley, Inc., Witt Galvanizing-Muncie, Inc. and Marcy R. Wydman.*

99.1	Press release of the Company dated November 1, 2006*

*	Each document marked with an asterisk is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2006	AZZ incorporated
(Registrant)

	By:	/s/ Dana L. Perry
Dana L. Perry
Senior Vice President Finance
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement dated October 31, 2006, by and among AZZ incorporated, Arbor- Crowley, Inc., Witt Industries, Inc. and Marcy R. Wydman.*

10.2	Environmental Remediation and Assumption of Liability Agreement dated October 31, 2006, by and among AZZ incorporated, Arbor-Crowley, Inc., Witt Galvanizing-Muncie, Inc. and Marcy R. Wydman.*

99.1	Press release of the Company, dated November 1, 2006.*

*	Each document marked with an asterisk is filed herewith.